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                                                                  April 10, 2017


                                 PIONEER FUNDS


SUPPLEMENT TO THE PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, FOR:


    FUND                                         DATE OF PROSPECTUS
    Pioneer AMT-Free Municipal Fund              May 1, 2016
    Pioneer Core Equity Fund                     May 1, 2016
    Pioneer Fund                                 May 1, 2016
    Pioneer Real Estate Shares                   May 1, 2016
    Pioneer Multi-Asset Ultrashort Income Fund   August 1, 2016
    Pioneer Dynamic Credit Fund                  August 1, 2016
    Pioneer Classic Balanced Fund                December 1, 2016
    Pioneer Solutions - Balanced Fund            December 1, 2016
    Pioneer Solutions - Conservative Fund        December 1, 2016
    Pioneer Solutions - Growth Fund              December 1, 2016
    Pioneer Disciplined Growth Fund              December 31, 2016
    Pioneer Disciplined Value Fund               December 31, 2016
    Pioneer High Income Municipal Fund           December 31, 2016
    Pioneer Short Term Income Fund               December 31, 2016
    Pioneer U.S. Corporate High Yield Fund       January 1, 2017


The following supplements any information to the contrary in the Fund's Summary Prospectus, Prospectus and Statement of Additional Information.


INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or
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through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through one intermediary.


MERRILL LYNCH
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund's statement of additional information.


FRONT-END SALES CHARGE WAIVERS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH
o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account
o Shares purchased by or through a 529 Plan
o Shares purchased through a Merrill Lynch affiliated investment advisory program
o Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
o Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
o Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
o Employees and registered representatives of Merrill Lynch or its affiliates and their family members
o Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
o Shares purchased from the proceeds of redemptions within the Pioneer fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
  (3) redeemed shares were subject to a front-end or deferred sales load
  (known as Rights of Reinstatement)
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CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH
o Death or disability of the shareholder
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
o Return of excess contributions from an IRA Account
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
o Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
o Shares acquired through a right of reinstatement
o Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)


FRONT-END SALES CHARGE DISCOUNTS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH:
BREAKPOINTS, RIGHTS OF ACCUMULATION AND LETTERS OF INTENT
o Breakpoints as described in this prospectus.
o Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Pioneer fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Pioneer fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
o Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Pioneer fund family, through Merrill Lynch, over a 13-month period of time (if applicable)












                                                                   30175-00-0417
                                 (Copyright)2017 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC